1 Energizing the Future Investor Update: December 2024

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, credit ratings, credit metrics, debt-financings, construction costs, investment opportunities, corporate initiatives (including the ESG Progress Plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of rate cases and other regulatory decisions, including rider reconciliations; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; unusual, varying or severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification initiatives, mandates and other efforts to reduce the use of natural gas; the company’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan; terrorist, physical or cyber-security threats or attacks and data security breaches; construction risks; labor disruptions; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or our ability to use certain tax benefits and carryforwards; federal, state, and local legislative and regulatory changes, including changes in rate-setting policies or procedures and environmental standards, the enforcement of these laws and regulations or permit conditions and changes in the interpretation of regulations by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, from ongoing, escalating, or expanding regional conflicts; the impact from any health crises, including epidemics and pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of the American Transmission Company as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2023, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 The Premier Energy Company in America’s Heartland * As of Nov. 30, 2024 $32.0 billion market cap* 4.7 million retail customers 60% ownership of American Transmission Company $45.2 billion of assets

4 A History of Strong Earnings Growth $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 * Estimated based on 2025 guidance midpoint of $5.22 per share. ** 2024 Guidance (GAAP) is $4.74 – $4.84. 2024 Adjusted Guidance is $4.80 – $4.90. *** See Appendix for reconciliation of adjusted amounts to GAAP amounts. GAAP Adjusted*** 2024 Guidance** 2024 Adjusted Guidance*** 2025 Guidance $5.17-$5.27

5 EPS Guidance 2023 Exceeded*  2022 Exceeded  2021 Exceeded  2020 Exceeded  2019 Exceeded  2018 Exceeded  2017 Exceeded  2016 Exceeded  2015 Exceeded  2014 Exceeded  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  The only utility to beat guidance every year for 20 years running. Consistent Performance Over Time * On an adjusted basis, excluding a non-cash charge of 41 cents per share

6  The board of directors announced its plan to raise the dividend by 6.9% to a new annual rate of $3.57 per share*  22nd consecutive year of rewarding shareholders with higher dividends  Top-decile dividend growth in industry**  Included in S&P's High Yield Dividend Aristocrats Index Strong Dividend Growth Continues * The board of directors announced Dec. 5, 2024 that it is planning to raise the quarterly dividend on the company's common stock to 89.25 cents per share for the first quarter of 2025, which would be equivalent to an annual rate of $3.57 per share. ** Reflects current and expected dividends declared in 2024

7 What’s New?

8 Wisconsin Electric Wisconsin Gas Wisconsin Public Service Electric Natural Gas Natural Gas Electric Natural Gas Authorized ROE 9.80% 9.80% 9.80% 9.80% 9.80% Authorized Equity Ratio 53.00% 53.00% 53.00% 53.00% 53.00% 2025 Rate Increase % 4.1%2 7.0% 4.3% 3.7%2 3.7% 2025 Rate Increase $ (in millions) $144.02 $39.7 $35.0 $47.22 $14.6 2026 Rate Increase % 4.6% 4.9% 2.7% 2.6% 3.3% 2026 Rate Increase $ (in millions) $168.0 $30.0 $23.2 $34.4 $13.5 Earnings Sharing Mechanism No sharing on first 15 bp above allowed ROE, 50/50 on next 25 bp, 100% to customers beyond 40 bp No sharing on first 15 bp above allowed ROE, 50/50 on next 60 bp, 100% to customers beyond 75 bp Wisconsin Rate Review Outcome1 1. Subject to receipt of final written order. 2. 2025 Electric increases include fuel

9 Powering Industry Leaders in Our Region

10 1,800 MW of Additional Demand through 2029 ‘Mount Pleasant AI data center will be among the world’s most advanced’ –Brad Smith, President of Microsoft BizTimes Milwaukee Strong Regional Growth Robust demand along I-94 Milwaukee to Chicago corridor:  Microsoft announced $3.3 billion investment (2024-2026) in Wisconsin to spur artificial intelligence innovation and economic growth  2,300 construction jobs  2,000 permanent jobs over time © Mark Hertzberg

11 Longer-Term Sales and Load Growth Remain Strong Wisconsin Segment Year-Over-Year 2027-2029 Electric 4.5%-5.0% Gas 0.7%-1.0% Sales Growth Forecast (weather-normalized) 2025-2029 adding 1,800 MWs (~20%) of electric demand

12 Capital Plan – Key Drivers Identified $4.3 billion of additional investments compared to previous five-year plan:  Regulated renewables – $2.1 billion increase  Natural gas generation – $0.9 billion increase  LNG capacity – $400 million increase  Electric distribution – $700 million increase  Transmission investments – $200 million increase  Energy infrastructure – $800 million decrease 2025-2029 Capital Plan

13 $9.5 $13.2 $1.0 $1.4 $3.8 $4.5 $5.2 $5.3 $3.0 $3.2 $1.2 $0.4 $23.7 $28.0 2024-2028 2025-2029 WEC Infrastructure (WECI) Electric Transmission (ATC)* Gas Distribution** Electric Distribution WI LNG Capacity Electric Generation N e w p la n F o rm e r p la n $ In billions *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. ** Includes all gas utilities and Bluewater. 2025-2029 Capital Plan Increasing Five-Year Capital Plan by $4.3 Billion

14 $29.4 billion $48.8 billion 2023A 2029E* Robust Growth in Asset Base *Estimated year-end average asset base. Expect compound annual EPS growth of 6.5% to 7.0% 8.8% Growth

15 Diverse Portfolio of Businesses Based on average asset base. 62% 16% 5% 7% 10% WI IL MI/MN WECI ATC* By Jurisdiction By Business 48% 33% 2% 7% 10% Electric generation and distribution Natural gas distribution LNG (distribution and generation) WECI Electric transmission* *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the asset base. 2023A 57%24% 4% 5% 10% 71% 10% 4% 5% 10% 2029E

16 We plan to eliminate coal as an energy source by end of 2032.  Since 2018, we have retired nearly 2,500 MW of fossil fuel generation, including Oak Creek Units 5-6 (May 2024).  Retirements planned:  Oak Creek Units 7-8: 611 MW (late in 2025)  Columbia Units 1-2: 300 MW (end of 2029)  Exploring conversion of at least one unit to natural gas.  Weston Unit 3: 328 MW (end of 2031)  Enhancing fuel flexibility (gas blending) at Oak Creek Power the Future units and Weston Unit 4.  By end of 2030, we expect to use coal only as a backup fuel. Exiting Coal

17 Solar Total 2,900 MW $5.5 billion Battery Storage Total 565 MW $0.9 billion Wind Total 900 MW $2.7 billion Grand Total 4,365 MW $9.1 billion 2025-2029 Plan includes: Plan to build and own 4,300 MW – more than quadrupling our carbon-free generation. Investing $9.1 Billion in Regulated Renewables

18 Modern, efficient natural gas generation serves as a critical resource in our energy transformation. Modernizing Our Gas-Fueled Generation Fleet 2025-2029 Capital Plan Weston RICE * Filed and pending regulatory approval. Combustion Turbines Filed: Oak Creek *  1,100 MW planned  Expected investment: $1.2 billion Additional planned  675 MW planned  Expected Investment: $960 million Gas lateral Filed: Rochester Lateral*  To support generation at the Oak Creek campus  Expected investment: $200 million RICE generation Filed: Paris*  128 MW planned  Expected investment: $280 million Additional planned  114 MW planned  Expected Investment: $250 million

19 Investing in Reliability for Our Natural Gas Network New proposed LNG storage facilities are needed to ensure gas supply for winter reliability.  Oak Creek LNG facility*  2 Bcf  Expected investment: $456 million  Plans underway for an additional 4 Bcf  Expected investment: $940 million LNG provides a solution to meet peak customer demand for heating and ensures gas supply for power generation. * Filed and pending regulatory approval. Bluff Creek LNG

20 $812 $908 $1,133 $1,250 $1,250 $487 $545 $680 $750 $750 2025 2026 2027 2028 2029 ATC WEC portion 60% Capital Drivers:  Economic Growth  Reliability / Asset Renewal  LRTP Tranche 1 in 2024 dollars:  ATC: $1.2 billion  WEC portion: $700 million  $580 million in this plan  LRTP Tranche 2 planning underway  Expect investment 2030 and beyond WEC portion of ATC investment expected from 2025-2029: $3.2 billion Future Transmission Investment Projected Capital Expenditures (millions)

21 Projected Cash Flows and Financing Plan ($ in billions) Cash from Operations $18.5 - $19.5 (60%) Common Equity $2.7 - $3.2 (9%) Dividends $6.8 - $7.0 Capital Plan $24.8 Cash Uses Cash Sources Incremental Debt 2 $9.5 - $10.0 (31%) 1. Excludes ATC’s capital. ATC is accounted for using the equity method. 2. Includes $2.2B - $3.0B of junior subordinated notes or other securities with equity content. 2025-2029 1

22 Credit Quality – Maintaining a Healthy Balance Sheet Current Issuer Credit Ratings Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 FFO/Debt Metrics 2025-2029 WEC Energy Group Target GAAP FFO to Debt 15-16% S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16%

23 *Includes projection of potential carbon offsets by 2050. Carbon Reduction Goals – Electric Generation We have established aggressive carbon reduction goals for our electric generating fleet, aligned with or surpassing global emissions pathways aimed at limiting warming to 1.5°C. Reduction goals: 60% below 2005 levels by end of 2025 80% below 2005 levels by end of 2030 Net carbon neutral by 2050 -100 -80 -60 -40 -20 0 2005 2023 2025 2030 2050 Achieved and anticipated CO2 reductions (net mass)* -54%

24 -100% -80% -60% -40% -20% 0% 2011 2023 2030 Achieved1 and anticipated methane emission reduction from natural gas distribution. Aligns with effort to limit warming to 1.5°C. -23% Goal: Net zero by end of 20302 Use of renewable natural gas (RNG) is expected to contribute to our goal.3 Methane Reduction 1. Represents a decrease in the rate of methane emissions across our system from a 2011 baseline. 2. This goal applies to emissions from WEC Energy Group natural gas distribution companies calculated in accordance with EPA’s 40 Code of Federal Regulations Part 98, Subpart W reporting rule. 3. Assumes regulatory approval for and purchase of Renewable Thermal Credits.

25  Consistent, industry leading earnings growth.  Top-decile dividend growth.  Capital plan supported by economic growth  Drives premium long-term EPS growth of 6.5% to 7.0%.  98%+ of capital allocated to regulated businesses.  Aggressive environmental goals in place.  By end of 2030, we expect to use coal only as a backup fuel.  Exit from coal planned by end of 2032.  Poised to deliver among the best risk-adjusted returns in the industry. Key Takeaways for WEC Energy Group

Appendix

27 Electric Distribution Electric Transmission 60% ownership Electric Generation Energy Infrastructure Natural Gas Distribution

28 Solar Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Paris Solar Park 5-BS-254 Approved 180 319E WEPCO/ WPS 90%1 2024 Darien Solar Park 5-BS-255 225 427E 2025 Koshkonong Solar Park 5-BS-258 270 621E 2026 High Noon Solar Park 5-BS-276 Q4 2024 270 576E 2027 Ursa Solar Park 5-BS-280 Q4 2025 180 406E 2027 Saratoga Solar Park 135 314E 2028 Dawn Harvest Solar 5-BS-281 Q4 2025 135 303E 2028 Good Oak Solar Park 5-CE-159 Q1 2026 88 194E 2028 Gristmill Solar Park 60 130E 2028 Renegade Solar U-21081 Approved 100 226E UMERC 100% 2026 Regulated Renewable Generation and Storage Projects 1. Madison Gas and Electric will own a minority interest at each site.

29 Battery Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Paris Battery Park 5-BS-254 Approved 99 223E WEPCO/WPS 90%1 2025 Darien Battery Park 5-BS-255 68 140E 2026 Koshkonong Battery Park 5-BS-258 149 309E 2027 High Noon Battery Park 5-BS-276 Q4 2024 149 307E 2027 Saratoga Battery Park 5-BS-280 Q4 2025 45 92E 2028 Dawn Harvest Battery Park 5-BS-581 Q4 2025 50 106E WEPCO 100% 2028 Regulated Renewable Generation and Storage Projects 1. Madison Gas and Electric will own a minority interest at each site. Wind Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Badger Hollow Wind 5-BS-282 Q4 2025 100 320E WEPCO/WPS 90%1 2027 Whitetail Wind 60 200E 2027

30 Reduce carbon dioxide emissions from electric generation 60% by end of 2025 and 80% by end of 2030 – both from a 2005 baseline. Long- term goal of net-zero carbon emissions from our generating fleet by 2050 Planned exit from coal by end of 2032 Targeting net-zero methane emissions from natural gas distribution by the end of 2030 Planned utility renewable investments (2025-2029) ) Appointed seven new independent directors since 2019 — increasing depth of utility experience of our board of directors Contributed by our companies and foundations to nonprofit organizations in 2023 Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2023 Spent on energy efficiency and conservation in 2023 Commitment to ESG $124.7 million $333.7 million $20.7 million Responsible Governance $9.1 billion Methane Reduction Goal Exit from Coal Carbon Goals

31 Electricity Supply by Fuel Type (megawatt-hours delivered to regulated utility customers) 73% 32% 7% 37% 43% 17% 22% 21% 3% 9% 34% 2005 2023 2030E 2032 2050 Coal Natural Gas Nuclear Renewables Exiting Coal <2% Net carbon neutral goal Planned exit from coal

32 Organic Flow Battery Storage  Leading a pilot project to test a new ‘green battery’ – a form of long-duration energy storage that incorporates environmentally friendly materials.  Partnering with EPRI and CMBlu Energy  Project will test battery system performance, including the ability to store and discharge energy for up to twice as long as the typical lithium-ion batteries in use today. Investing in Innovation Clean Energy Pilot Projects Columbia Energy Storage Project  20 MW carbon dioxide based, long duration battery project being developed at Columbia Energy Center  Partnering with Energy Dome, Alliant Energy and Madison Gas and Electric  Battery charges by converting CO2 into a compressed liquid stored under pressure. Liquid is converted back to gas to power a turbine generating electricity without emitting CO2.

33 In service Under development 1. Investment is part of the 2025-2029 capital plan. WEC Infrastructure Portfolio Total Project Capacity (MW) Investment (in millions) Wind ● Upstream 200 $307 ● Bishop Hill III 132 166 ● Coyote Ridge 97 145 ● Blooming Grove 250 389 ● Tatanka Ridge 155 240 ● Jayhawk 190 282 ● Thunderhead 300 381 ● Sapphire Sky 250 442 Solar ● Samson I 250 278 ● Maple Flats 250 431 ● Delilah I 300 462 ● Hardin III1 250 407E Total 2,624 $3,930 SD IL NE KS TX OH

34 Project Ownership Percentage Offtake Agreement WEC Commercial Operations Bishop Hill III Wind Energy Center 90% ownership WPPI Energy – 22 years 8/31/18 Upstream Wind Energy Center 90% ownership Affiliate of Allianz – 10 years 1/10/19 Coyote Ridge Wind Farm 82% ownership and 99% of tax benefits Google Energy LLC – 12 years 12/20/19 Blooming Grove Wind Farm 90% ownership Verizon and Saint-Gobain North America – 12 years 12/8/20 Tatanka Ridge Wind Farm 86% ownership and 99% of tax benefits Google Energy – 12 years Dairyland Power – 10 years 1/5/21 Jayhawk Wind Farm 90% ownership and 99% of tax benefits Meta Platforms Inc. – 10 years 12/15/21 Thunderhead Wind Energy Center 90% ownership Verizon, GM, Ultium Cells LLC, and a Fortune 100 Company – 12 years 11/16/22 Sapphire Sky Wind Energy Center 90% ownership Microsoft Corp – 12 years 2/7/23 Samson I Solar Energy Center 90% ownership AT&T Corp – 15 years 80% on 2/24/23, 10% on 1/1/24 Maple Flats Solar Energy Center 90% ownership Verizon – 15 years 11/21/24 Delilah I Solar Energy Center 90% ownership Global Auto Manufacturer – 15 years 12/3/24 Hardin Solar III Energy Center 90% ownership expected Fortune 100 Company – 15 years Projected: Q1 2025 Infrastructure Investment Summary

35 Utility Capital Plan Drives EPS Growth $27.6 Billion Projected Capital Spend From 2025-2029 1,334 2,550 2,610 2,854 2,611 2,560 32 243 299 529 345 - 877 940 943 840 877 925 984 998 1,118 1,179 963 1,085 410 487 545 680 750 750 $3,637 $5,218 $5,515 $6,082 $5,546 $5,320 - 1,000 2,000 3,000 4,000 5,000 6,000 2024 2025 2026 2027 2028 2029 Electric Transmission (ATC)* Gas Distribution** Electric Distribution WI LNG Capacity Electric Generation Depreciation at utilities expected to average $1.5 billion annually, and $175 million at ATC, over 2025-2029 period *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. ** Includes all gas utilities and Bluewater.

36 Company 2024 2025 2026 Wisconsin Electric $1,792.7 $3,047.3 $3,281.2 Wisconsin Gas 216.3 216.0 283.9 Wisconsin Public Service 562.5 801.8 806.4 Upper Michigan Energy 121.1 137.3 39.2 Wisconsin Segment $2,692.6 $4,202.4 $4,410.7 Peoples Gas 314.2 321.6 343.5 North Shore Gas 39.2 52.1 61.3 Illinois Segment $353.4 $373.7 $404.8 Minnesota Energy Resources 58.2 57.6 66.1 Michigan Gas Utilities 61.3 48.9 55.3 Other States Segment $119.5 $106.5 $121.4 We Power 31.2 27.7 21.3 Bluewater 4.4 2.6 1.8 Infrastructure Investments 921.1 407.3 0.0 Nonutility Energy Infrastructure $956.7 $437.6 $23.1 Corporate and Other $26.2 $17.9 $10.2 Subtotal $4,148.4 $5,138.1 $4,970.2 ATC Investment* $409.9 $486.9 $544.9 Total WEC Capital Projection $4,558.3 $5,625.0 $5,515.1 Capital Plan Projections ($ in millions) * ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment.

37 Composition of Asset Base Total 2023 Average Asset Base of $29.4 Billion Note: We Power value represents investment book value. Company Asset Base - $B % of Total Wisconsin Electric $8.2 27.9% Wisconsin Gas 2.1 7.1 Wisconsin Public Service 4.6 15.6 Upper Michigan Energy Resources 0.4 1.4 Peoples Gas 4.4 15.0 North Shore Gas 0.4 1.4 Minnesota Energy Resources 0.5 1.7 Michigan Gas Utilities 0.4 1.4 We Power 3.1 10.5 Bluewater 0.3 1.0 WEC Infrastructure 2.2 7.5 American Transmission Company 2.8 9.5 Total $29.4 100%

38 Power the Future Investments 1 Port Washington (Natural Gas) Oak Creek Expansion (Coal/Co-Fire Gas3) Capacity 1,090 MW 1,030 MW 2 Investment $664 million $2 billion 2 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. PTF provides approximately $200 million in positive cash flow annually. 2. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 3. Pending air permitting.

39 National Leader in Operating Efficiency and Financial Discipline $29.47 $12.20 $17.50 $18.40 $18.50 $21.10 $22.00 $24.00 $25.40 $42.70 $92.90 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2023 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed. The top 10 vertically integrated electric utilities by 12/31/2023 market cap W E C A V E R A G E

40 Focused on Efficiency $1,342 $1,281 $1,234 $1,143 $1,107 $1,088 $1,082 $1,088 2016 2017 2018 2019 2020 2021 2022 2023 2024E $ I n m ill io n s *Excludes costs that have a revenue offset such as operation and maintenance costs associated with the We Power generation units, transmission expenses that are collected in rates, regulatory amortizations, riders and other pass-through expenses. Day-to-Day O&M Expense* 2-3%

41 External Financing Plans for 2024 1 $700 - $800 $400 - $500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Holding Company Utilities & Energy Infrastructure Equity Issuances (i n m ill io n s ) YTD Financing Planned Financing $1,725 2 3 1. Amounts and timing are subject to material change based upon numerous factors, including market conditions, regulatory approvals, capital requirements and investment opportunities. 2. On November 6, 2024 WEC issued a notice of redemption to optionally redeem all of the $359 million outstanding 2007 Series A Junior Subordinated Notes due 2067 at Par on December 17, 2024. 3. Includes refinancing for $600 million of maturities and $141 million of Junior Notes tendered. 4. Includes refinancing for $525 million of maturities. 5. $3.1 billion expires in September 2026 and $200 million expires in October 2025. 4 Existing Facilities $2.5B net liquidity (as of November 30, 2024) $3.1B $0.2B $3.3B total 5 $1,500 $200

42 Projected Financing Plans for 2025 1 $1,000 - $1,400 $2,300 - $2,700 $700 - $800 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Holding Company Utilities & Energy Infrastructure Equity Issuances (i n m ill io n s ) Planned Financing Existing Facilities $2.5B net liquidity (as of November 30, 2024) $3.1B $0.2B $3.3B total 1. Amounts and timing are subject to material change based upon numerous factors, including market conditions, regulatory approvals, capital requirements and investment opportunities. 2. Includes refinancing for $620 million of senior notes and may include new junior subordinated notes or other securities with equity content. 3. Includes refinancing for $945 million of maturities. 4. $3.1 billion expires in September 2026 and $200 million expires in October 2025. 4 2 3

43 33% Large C&I by Segment Paper/Packaging 24% Mining/Minerals 11% Foundry (SIC 33) 10% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Food/Agriculture 6% Medical 6% Education 4% Printing 2% Chemical 2% Office 2% Other 17% Balanced and Diverse Sales Mix Large C&I 33% Residential and Farm 31% Small C&I 36% 2023 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula.

44 Estimated Decision Date Wisconsin (apps.psc.wi.gov)  Commission decision on general rate review for new base rates effective Jan. 1, 2025 (Dockets: WEPCO and WG: 5-UR-111 and WPS: 6690-UR-128)   Decision on Paris RICE generation (Docket: 6630-CE-316 filed 4/5/24) Q3 2025  Decision on Oak Creek CT (Docket: 6630-CE-317 filed 4/5/24) Q3 2025  Decision on Rochester Lateral (Docket: 6630-CG-139 filed 4/5/24) Q4 2025  Decision on Oak Creek LNG (Docket: 6630-CG-140 filed 4/19/24) Q3 2025 Illinois (icc.illinois.gov)  Decision on SMP Investigation (Docket: 24-0081 opened 1/31/24) Q1 2025 Michigan (michigan.gov/mpsc)  Decision on proposed settlement of $7 million or 3.88%, 9.86% ROE and 50% equity (MGU Case: U-21540)   Decision on proposed settlement of $6.6 million or 8.2%, 9.86% ROE and 50% equity (UMERC Case: U-21541)  Regulatory Matters

45 Illinois Proceedings  Safety Modernization Program (SMP) Review  The Illinois Commerce Commission (ICC) ordered Peoples Gas to pause all spending on the Safety Modernization Program until it determines ‘the optimal method’ of pipe replacement and investment level.  ALJ proposed order consistent with ICC staff and Company position on scope and pace of program.  ICC order expected in the first quarter of 2025.  Future of Gas Investigation  ICC opened a docket to examine the Future of Gas across the state of Illinois.  Second series of workshops ongoing and completion date extended to the first quarter of 2026.  2023 Rate Order  Peoples Gas booked a non-cash charge of 41 cents per share in 2023 related to the disallowance of construction costs for modern service centers and facilities.  In conjunction with the Rate Order and limited rehearing, the ICC disallowed $117 million of costs largely related to unfinished and reliability work under the Safety Modernization Program.  Appeal filed June 2024 and is expected to take 12-18 months for decision.  2016 Rider QIP Reconciliation  In August 2024, the ICC disallowed approximately $14.8 million of capital spend, ordering Peoples Gas to include in its next rate case the return of and on this amount.  In the third quarter of 2024, we recorded a non-cash charge of 6 cents per share related to this decision.  Appeal filed October 2024 and is expected to take 12-18 months for decision.

46 Regulatory Environment Wisconsin  Governor Tony Evers (D)  Term ends January 2027  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois  Governor J.B. Pritzker (D)  Term ends January 2027  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Wisconsin Commissioners Name Party Began Serving Term Ends Summer Strand Chair D 03/2023 03/2029 Kristy Nieto* D 02/2024 03/2025 Marcus Hawkins* D 04/2024 03/2027 Illinois Commissioners Name Party Began Serving Term Ends Doug Scott* Chair D 06/2023 01/2029 Conrad Reddick D 03/2023 01/2028 Michael Carrigan D 01/2020 01/2025 Ann McCabe R 02/2022 01/2027 Stacey Paradis R 03/2023 01/2028 * Pending confirmation

47 Rate-Making Parameters by Company Utility Equity Layer1 Authorized ROE Wisconsin Electric 50.50%-55.50% 9.80% Wisconsin Public Service 50.50%-55.50% 9.80% Wisconsin Gas 50.50%-55.50% 9.80% Peoples Gas 50.79% 9.38% North Shore Gas 52.58% 9.38% Minnesota Energy Resources 53.00% 9.65% Michigan Gas Utilities2 50.00% 9.86% Upper Michigan Energy Resources2 50.00% 9.86% We Power 53.00%-55.00% 12.70% American Transmission Company 50.00% 10.48% 1. Represents the equity component of capital; rates are set at the midpoint of any range. 2. Effective Jan. 1, 2025  Overall, constructive regulatory environments.  Earnings sharing mechanism at all Wisconsin utilities.

48 Key Rate-Making Components State Illinois Minnesota Michigan Wisconsin Wisconsin Utility Gas Gas Electric and Gas Gas Electric Gas Pipeline Replacement Rider MGU Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band MGP Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-Looking Test Years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings Sharing* No sharing on first 15 bp above allowed ROE, 50/50 on next 60 bp, 100% to customers beyond 75 bp *Earnings sharing mechanism at WEPCO will be updated for 2025 as follows: No sharing on first 15 bp above allowed ROE, 50/50 on next 25 bp, 100% to customers beyond 40 bp

Reconciliation of EPS (GAAP) to Adjusted EPS (Non-GAAP)

	2014	2015	2016	2017	2023	2024 Guidance
EPS – GAAP basis	$2.59	$2.34	$ 2.96	$ 3.79	$4.22	$4.74 - $4.84
Acquisition Costs	0.06	0.39	0.01	–		
Integrys Earnings		(0.47)				
Impact of Additional Shares		0.47				
Tax Benefit Related to Tax Cuts and Jobs Act of 2017				(0.65)		
Illinois Disallowance					0.41	
QIP Disallowance						0.06
Adjusted EPS – Non-GAAP Basis*	$2.65	$2.73	$ 2.97	$ 3.14	$4.63	$4.80 - $4.90

* WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition; (5) a non-cash charge related to the ICC's disallowance of certain capital costs; and (6) estimated losses associated with the ICC disallowance related to its review of the 2016 Qualifying Infrastructure Plant (QIP) capital investments under the QIP rider. None of these items are indicative of WEC Energy Group's operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company's operating performance. Management uses such measures internally to evaluate the company's performance and manage its operations.

WEC Energy Group
49

50 Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Pless Investor Relations Analyst Ashley.Pless@wecenergygroup.com 414-221-4088